UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   February 25, 2009

SOMERSET HILLS BANCORP
(Exact name of registrant as specified in its charter)

New Jersey	000-50055	22-3768777
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No

155 Morristown Road
Bernardsville, New Jersey		07924
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code  (908) 221-0100

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)

(1)  On February 25, 2009, Mr. William F. Keefe was appointed to serve as a director of the Registrant and of Somerset Hills Bank (the “Bank”), a subsidiary of the Registrant.  Since January 2008, Mr. Keefe, 50, has served as a Senior Portfolio Manage at TSP Capital Management Group, LLC (“TSP”), where his responsibilities include client development, portfolio structuring and various client service functions, as well as selection of domestic and international equity opportunities.  TSP provides investment services to individuals, pension and profit sharing plans, trusts, charitable organizations and business entities.  Prior to joining TSP, Mr. Keefe was a Senior Vice President and Treasurer of United Trust Bank from August 2002 until March 2004, and the Executive Vice President and Chief Financial Officer of First Morris Bank and Trust from March 2004 until June 2007.

(2)  There are no arrangements or understandings between Mr. Keefe and any other persons pursuant to which Mr. Keefe was selected as a Director.

(3)  Mr. Keefe has not yet been appointed to any committees of the Board of Directors of the Registrant or the Bank, however it is currently expected he will be named to the Audit Committee of the Board of Directors of the Registrant and the Asset and Liability Committee of the Board of Directors of the Bank.

(4)  There are no “related party transactions” between Mr. Keefe and the Registrant or the Bank which require disclosure.

(5)  There are no material plans, contracts or other arrangements (or amendments thereto) to which Mr. Keefe is a party, or in which he participates, that was entered into or amended, in connection with Mr. Keefe being appointed as a director of the Registrant and the Bank.

Item 8.01                    Other Events.

On February 25, 2009, the Registrant issued a press release announcing the appointment of Mr. Keefe to the to the Board of Directors of the Registrant and the Bank.

Attached and being furnished as Exhibit 99.1 is a copy of the press release of Somerset Hills Bancorp dated February 25, 2009.

Item 9.01                    Financial Statements and Exhibits

(d)           Exhibits.  The following is filed as an Exhibit to this Current Report on Form 8-K:

99.1           Press Release dated February 25, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Somerset Hills Bancorp, has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SOMERSET HILLS BANCORP
(Registrant)

Dated: February 25, 2009	By:	/s/ Stewart E. McClure, Jr.
STEWART E. MCCLURE, JR.
President, Chief Executive Officer
and Chief Operating Officer

EXHIBIT INDEX

CURRENT REPORT ON FORM 8-K

Exhibit Number	Description	Page

99.1	Press Release dated February 25, 2009 with respect to the appointment of William F. Keefe to the Board of Directors of the Registrant and the Bank.	5